EX. -99.906 CERT(i)

CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of AQR Funds (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)	the Form N-CSR of the Registrant for the period ended June 30, 2010 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of the 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Marco Hanig
Marco Hanig, Principal Executive Officer

Date: August 26, 2010

By:	/s/ Nir Messafi
Nir Messafi, Principal Financial Officer

Date: August 26, 2010

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.